EXHIBIT 23.2


                           ARTHUR ANDERSEN LLP


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report, dated January 31, 1997, included in UST Corp.'s Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.

                                     /s/ Arthur Andersen LLP

                                     ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 19, 1997